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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


           Indiana                     0-14354                 35-1692825
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  (State or jurisdiction of          (Commission              (IRS Employer
incorporation or organization)       File Number)          Identification No.)

   135 N. Pennsylvania Street, Suite 2800                       46204
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           Indianapolis, Indiana                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On  April  17,  2001,  First  Indiana   Corporation  (First  Indiana)
announced earnings and other financial data at and for the three month period ended March 31, 2001.

         Pursuant to General Instruction F to Form 8-K, the press release issued April 17, 2001 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

                  Exhibit No.     Exhibit
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                         20                 Press Release dated April 17, 2001




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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FIRST INDIANA CORPORATION



Date: April 17, 2001       By:      /s/ Owen B. Melton, Jr.
                                    -----------------------
                                        Owen B. Melton, Jr.
                                        President and Chief
                                          Operating Officer